  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2007

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (386) 252-9601

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On October 24, 2007, the Board of Directors (the "Board") of Brown & Brown, Inc. (the "Company") elected Wendell S. Reilly and J. Powell Brown, by a unanimous vote, to serve as directors of the Company, effective immediately, until the Company's 2008 annual shareholders' meeting.  Mr. Reilly has been appointed to serve on the Audit Committee and the Nominating/Corporate Governance Committee.  There are no arrangements or understandings between Mr. Reilly or Mr. Powell Brown and any other person pursuant to which Mr. Reilly or Mr. Powell Brown were elected as directors.  There are no transactions in which Mr. Reilly has interests requiring disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Powell Brown currently serves as President of the Company.  He is the son of J. Hyatt Brown, the Company's current Chairman of the Board and Chief Executive Officer.  J. Hyatt Brown's compensation information for the 2006 fiscal year has been provided in the Company's 2007 proxy statement.    Mr. Powell Brown's compensation for the 2006 fiscal year totaled $875,828, which was comprised of salary, bonus and dividends paid on stock granted pursuant to the Company's Stock Performance Plan for which the first condition of vesting has been satisfied.  As of October 24, 2007, Mr. Powell Brown had received compensation of $283,132, which is comprised of salary and dividends paid in 2007 on stock granted pursuant to the Company's Stock Performance Plan.

                As with all of the Company's non-employee directors, Mr. Reilly will receive the following compensation: (i) $7,500 for each Board meeting attended in person ($1,500 for each Board meeting attended by telephone, rather than in person); (ii) $2,000 for attendance at the annual Board "retreat;" (iii) $1,500 for each committee meeting attended if such meeting occurs other than in conjunction with regularly scheduled quarterly Board meetings; and (iv) an annual grant of $32,000 worth of shares of the Company's common stock.  Directors also are reimbursed for reasonable out-of-pocket expenses incurred in connection with Board meetings.

Item 7.01	Regulation FD Disclosure.

On October 24, 2007, the Company issued a press release announcing the election of Mr. Wendell S. Reilly and Mr. J. Powell Brown to the Board.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished herewith:

Exhibit No.                            Description

99.1                                         Press Release dated October 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown & Brown, Inc.

(Registrant)

Date:    October 30, 2007                                                                               By:/S/ LAUREL L. GRAMMIG

                                                                                                                                Laurel L. Grammig

      Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 24, 2007.